Exhibit 10.6

                           CONTINENTAL RESOURCES, INC.

                             2000 STOCK OPTION PLAN


                                    ARTICLE I

                                     Purpose

Section 1.01 Purpose. This Stock Option Plan (the "Plan") is established by Continental Resources, Inc. (the "Company") to create incentives which are designed to motivate its directors, officers and employees to exert maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the Plan provides for the granting of options to Participants on the terms and subject to the conditions set forth in the Plan.

Section 1.02 Establishment. The Plan is effective as of October 1, 2000 and will terminate on September 30, 2010; provided, however, that the plan shall continue in effect until all matters relating to exercise of options and the administration of the Plan have been settled.

Section 1.03 Shares Subject to the Plan. Subject to Articles IV, VII and IX of this Plan, shares of stock covered by options shall consist of 1,020,000 shares of the Company's common stock, par value $.01 per share ("Common Stock").

Section 1.04 Shareholder Approval. The Plan shall be approved by the holders of a majority of the outstanding shares of Common Stock, present, or represented, and entitled to vote at a meeting called for such purposes, which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the shareholders, options may be granted to Participants, but no options may be exercised or paid prior to receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all options shall be void.

                                   ARTICLE II

                                   Definitions

     As used herein, the terms "Common Stock," "Company," "Participant" and "Plan" shall have the meanings set forth above. In addition, the following definitions shall be applicable:

     "Affiliate" means as applied to any Persona, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, any contract or otherwise.

     "Affiliated Entity" means any partnership or limited liability company, a majority of the partnership or other similar interest thereof which is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     "Board" means the Board of Directors of the Company.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) or the equity of such Person, including, without limitation, all common stock issued by such Person.

     "Change of Control" means: (1) any "person" or "group," within the meaning of Section 13(d) of 14(d)(2) of the Exchange Act, becomes the ultimate
"beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of more than 35% of the total voting power of the Voting Stock of the Company on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the Voting Stock of the Company, on a fully diluted basis, than is held by the Controlling Stockholders and their Affiliates on such date; (2) individuals who on October 1, 2000 constituted the Board of Directors, together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the members of the Board of Directors then in office who either were members of the Board of Directors on October 1, 2000 or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of the Board of Directors then in office; (3) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the combined assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a wholly owned Subsidiary or the Controlling Stockholders or any Affiliate thereof; or (4) the adoption of a plan of liquidation or dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended. Reference to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

     "Committee" means the compensation committee of the Board, or such other committee designated by the Board, authorized to administer the Plan and shall consist of not less than two members of the Board; provided, that if no compensation committee or other committee has been so designated by the Board, the Board shall serve as the Committee.

     "Controlling Stockholders" means Harold Hamm, individually and as trustee of the Revocable Inter Vivos Trust of Harold Hamm under a trust agreement dated April 23, 1984, as amended.

     "Date of Grant" means the date on which the granting of an option is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

     "Director" means any person who is a member of the Board.

     "Eligible Employee" means any employee of the Company, a Subsidiary or an Affiliated Entity.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" means (A) during such time as the Common Stock is listed on a national securities exchange or the NASDAQ/National Market System, the closing price of the Common Stock on such securities exchange or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have occurred on any such securities exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or (B) during any such time as the Common Stock is not listed upon a national securities exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc. or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

     "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     "Option" means, individually or collectively, any Option granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Option Agreement or otherwise.

     "Option Agreement" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Option in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     "Participant" means a Director or an Eligible Employee to whom an Option has been granted by the Committee under the Plan.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate,
unincorporated   organization   or  governmental  or  any  agency  or  political
subdivision thereof or any other entity.

     "Plan" means this Continental Resources, Inc. 2000 Stock Incentive Plan.

     "Subsidiary" shall have the same meaning set forth in Section 424 of the Code.

     "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                                   ARTICLE III

                                 Administration

Section 3.01 Administration by Committee. The Committee shall administer the Plan. The Committee shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

Section 3.02 Powers of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a) Select the Participants to be granted Options.

     (b) Determine the time or times when Options will be granted.

     (c) Determine the number of shares of Common Stock subject to the Options, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Option, including the time and conditions of exercise or vesting, and the terms of any Option Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Option under certain circumstances determined by the Committee.

     (d) Determine whether Options will be granted singly or in combination.

     (e) Accelerate the vesting, exercise or payment of an Option or the performance period of an Option when such action or actions would be in the best interest of the Company.

     (f) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.03 Committee to Make Rules and Interpret Plan. The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Options granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

                                   ARTICLE IV

                                Grant of Options

Section 4.01 Committee to Grant Options. The Committee may, from time to time, grant Options to one or more Participants, provided, however, that:

     (a) Subject to Article VII, the aggregate number of shares of Common Stock made subject to the Options granted to any Participant in any fiscal year of the Company may not exceed 400,000 shares.

     (b) Any shares of Common Stock reserved for issuance upon the exercise of outstanding Options which outstanding Options terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock shall be available again for grant under the Plan.

     (c) Common Stock delivered by the Company upon exercise of any Option may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

     (d) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

     (e) Separate certificates representing Common Stock to be delivered to a Participant upon the exercise of any Option will be issued to such Participant.

                                    ARTICLE V

                                   Eligibility

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from its directors and Eligible Employees those to whom Options shall be granted and shall determine the type or types of Options to be granted and shall establish in the related Option Agreements the terms, conditions, restrictions and/or limitations, if any, applicable to the Options in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.

                                   ARTICLE VI

                                  Stock Options

Section 6.01 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to directors and Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. Each grant of an Option shall be evidenced by an Option Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve subject to the requirements of Section 6.02.

Section 6.02 Conditions of Options. Each Option so granted shall be subject to the following conditions:

     (a) Exercise Price. As limited by Section 6.02(e) below, each Option shall state the exercise price which shall be set by the Committee at the Date of Grant; provided, however, no Nonqualified Stock Option shall be granted at an exercise price which is less than 50% of the Fair Market Value of the Common Stock on the Date of Grant.

     (b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company;
(ii) by delivering shares of Common Stock or other equity securities of the Company having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an accounting charge with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; or (iii) a combination of the foregoing. In addition to the foregoing, subject to the discretion of the Committee, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (A) the broker-dealer has received from the Participant or the Company a notice evidencing the exercise of such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, upon the premature disposition of such shares and (C) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise.

     (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Option Agreement. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

     (d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon the exercise of Options must be held before sale or transfer shall be permitted;
(iv) conditions under which Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time and (vi) the achievement by the Company of specified performance criteria.

     (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall not be granted to individuals who are not Eligible Employees of the Company or a Subsidiary and shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code (or any successor Section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or cancelled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, its parent or any Subsidiary) not exceed $100,000. Incentive Stock Options which are in excess of the applicable $100,000 limitation will be automatically recharacterized as Nonqualified Stock Options as provided under
Section 6.03 of this Plan. No Incentive Stock Options shall be granted to any Eligible Employee if, immediately before the grant of an Incentive Stock Option, such Eligible Employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries (as determined in accordance with the stock attribution rules contained in Sections 422 and 424(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the Incentive Stock Option is granted, the exercise price is at least 110% of the Fair Market Value of the Common Stock subject to the Incentive Stock Option, and such Incentive Stock Option by its terms is exercisable no more than five years from the date such Incentive Stock Option is granted.

     (f) Shareholder Rights. No Participant shall have a right as a shareholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

Section 6.03 Options Not Qualifying as Incentive Stock Options. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a Nonqualified Stock Option granted under this Plan for all purposes. Further, this Plan and any Incentive Stock Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of Section 422 of the Code (and the Treasury Regulations issued thereunder) which are required to provide that all Incentive Stock Options granted hereunder shall be "incentive stock options" described in Section 422 of the Code. Further, in the event that the Committee grants Incentive Stock Options under this Plan to a Participant, and, in the event that the applicable limitation contained in Section 6.02(e) herein is exceeded, then, such Incentive Stock Options in excess of such limitation shall be treated as Nonqualified
Stock Options under this Plan subject to the terms and provisions of the applicable Award Agreement, except to the extent modified to reflect recharacterization of the Incentive Stock Options as Nonqualified Stock Options.

                                   ARTICLE VII

                                Stock Adjustments

     In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in
Section 1.03 hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Options or Restricted Stock Options under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Option relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Option relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article VII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article VII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Option immediately prior to exercise, payment or settlement of such Option.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                                  ARTICLE VIII

                                     General

Section 8.01 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article VII), provided, that any amendment to the Plan shall require approval of the shareholders if, in the opinion of counsel to the Company, such approval is required by any Federal or state law or any regulations or rules promulgated thereunder.

Section 8.02 Dividends and Dividend Equivalents. The Committee may choose, at the time of the grant of any Option or any time thereafter up to the time of payment of such Option, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

Section 8.03 Acceleration of Otherwise Unexercisable Options on Death, Disability or Other Special Circumstances. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to a Disability, (ii) the personal representative of a deceased Participant, or (iii) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee) to purchase all or any part of the shares subject to any unvested Option on the date of the Participant's Disability, death, or as the Committee otherwise so determines. With respect to Options which have already vested at the date of such termination or the vesting of which is accelerated by the Committee in accordance with the foregoing provision, the Participant or the personal representative of a deceased Participant shall automatically have the right to exercise such vested Options within three months of such date of termination of employment or one year in the case of a Participant suffering a Disability or three years in the case of a deceased Participant.

Section 8.04 Limited Transferability. The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners. In addition (x) there may be no consideration for any such transfer, (y) the Option Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 8.04. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 8.03 hereof the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section
8.03 hereof shall continue to be applied with respect to the original Participant, following which the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 8.03 hereof. No transfer pursuant to this paragraph 9.04 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request. In addition, Options shall be transferable by will or the laws of descent and distribution; however, no such transfer of an Option by the Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Option.

Section 8.05 Withholding Taxes. A Participant must pay the amount of taxes required by law upon the exercise or payment of an Option (i) in cash, (ii) by delivering to the Company shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of such required withholding taxes, or
(iii) a combination of the foregoing. However, any payment made by Participant pursuant to either of the foregoing clauses (ii) or (iii) shall not be permitted if it would result in an accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

Section 8.06 Amendments to Option Agreement. The Committee may at any time unilaterally amend the terms of any Option Agreement, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate, including by example and not by limitation, the acceleration of vesting of Options; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

Section 8.07 Securities Laws. The Company shall have no obligation to issue or deliver certificates representing shares of Common Stock subject to Options if such issuance or delivery would violate any federal or state securities or other laws or prior to:

     (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

     (b) the completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

Section 8.08 Right to Continued Employment. Participation in the Plan shall not give any Director any right to remain a Director of the Company or any Eligible Employee any right to remain in the employ of the Company, any Subsidiary or any Affiliated Entity. The adoption of this Plan shall not be deemed to give any Director, Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Option.

Section 8.09 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 8.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women.

Section 8.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma except as superseded by applicable Federal law.

                                   ARTICLE IX

                   Acceleration of Options upon Certain Events

Section 9.1 Merger, Disoolution, etc. If the Company shall, pursuant to action by the Board, at any time propose to dissolve or liquidate or merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation ("Transaction") and provision is not made pursuant to the terms of such Transaction for the assumption by the surviving, resulting or acquiring corporation of outstanding Options under the Plan, or for the substitution of new options therefor, the Committee shall cause written notice of the proposed Transaction to be given to each Participant no less than forty days prior to the anticipated effective date of the proposed Transaction, and his Option shall become 100% vested and, prior to a date specified in such notice, which shall be not more than ten days prior to the anticipated effective date of the proposed Transaction, each Participant shall have the right to exercise his Option to purchase any or all of the Common Stock then subject to such Option. Each Participant, by so notifying the Company in writing, may, in exercising his Option, condition such exercise upon, and provide that such exercise shall become effective at the time of, but immediately prior to, the consummation of the Transaction, in which event such Participant need not make payment for the Common Stock to be purchased upon exercise of such Option until five days after written notice by the Company to such Participant that the Transaction has been consummated. If the Transaction is consummated, each Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the Transaction is abandoned, (i) any Common Stock not purchased upon exercise of such Option shall continue to be available for purchase in accordance with the other provisions of the Plan and (ii) to the extent that any Option not exercised prior to such abandonment shall have vested solely by operation of this Article IX, such vesting shall be deemed annulled, and the vesting schedule set forth in the Participant's Option Agreement shall be reinstituted, as of the date of such abandonment.

Section 9.2 Change of Control or Death of Harold Hamm. Promptly following the first to occur of (a) a Change of Control of the Company, or (b) the death of Harold Hamm if, immediately prior to the time of his death, the Controlling Stockholders were the "beneficial owners," as defined in Rule 3d-3 under the Exchange Act, of more than 35% of the total voting power of the Voting Stock of the Company, on a fully diluted basis, the Committee shall cause written notice of such event to be given to each Participant and his or her outstanding Options shall become 100% vested and thereafter each Participant shall have the right to exercise all or any of his or her Options to purchase Capital Stock then subject to his or her Options.